SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ______________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  December 28, 1999

                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.
                      ____________________________________
         (Exact name of registrant as specified in its charter)

  New Jersey                      33-27399                         22-2469174
 (State or other                (Commission                       (IRS Employer
 jurisdiction of                File Number)                      Identification
  incorporation)                                                     Number)

    Indiana Avenue & the Boardwalk
    Atlantic City, New Jersey                                  08401
   (Address of principal executive offices)                 (Zip Code)

                         Registrant's telephone number,
                       Including area code: (609) 340-3400








     This Current Report contains 17 pages.

          Item 5.  Other Events

          On October 5, 1999, Atlantic City Boardwalk Partnership, L.P. (the "Partnership") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey under Chapter 11 of the United States Bankruptcy Code.

          The Partnership owns the land, buildings, parking facility and non-gaming depreciable, tangible property (collectively, "Hotel Assets") of The Claridge Hotel and Casino ("Claridge") located in Atlantic City, New Jersey. The Partnership leases the Hotel Assets to The Claridge at Park Place, Incorporated ("New Claridge"), a wholly-owned subsidiary of The Claridge Hotel and Casino Corporation ("Corporation"), under operating leases.

          Following its bankruptcy filing, the Partnership sent a no-action request letter to the Securities and Exchange Commission seeking concurrence of the staff that it would take no enforcement action against the Partnership if it modified its reporting requirements in light of the Partnership's financial situation and lack of trading activity in its securities. The Partnership proposed filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-K and 10-Q. While the Partnership has not yet received a response to its no-action request, it is nevertheless filing a copy of its second trustee report as an exhibit to this form.

     Item 7.  Exhibits

         99.1 United States Trustee Report of the Partnership for November 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.

                                    By:  /s/Gerald C. Heetland
                                         Gerald C. Heetland, General Partner

     Dated:  December 28, 1999

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:      Atlantic City Boardwalk Associates, L.P.

Case Number:      99-18903 JHW

For the month of:   November 1999


-------------------------------------------------------------------- --------------- --------------- -----------------
                                                                     Document        Previously      Explanation
Required Documents                                                   Attached        Submitted       Attached
-------------------------------------------------------------------- --------------- --------------- -----------------

1.              Income Statement                                     (X)             ( )              (  )
2.              Balance Sheet                                        (X)             ( )              (  )
3.              Statement of Cash Receipts and Disbursement          (X)             ( )              (  )

4.              Statement of Aged Receivables                        (X)             ( )              (  )
5.              Statement of Aged Payables                           (X)             ( )              (  )
6.              Statement of Operations, Taxes, Insurance and        (X)             ( )              (  )
                Personnel

7.              Tax Receipts                                         (X)             ( )              (  )

8.              Other documents/reports as                           (X)             ( )              (  )
                required by the U.S. Trustee:
                Bank statements
                ----------------------------------------------------

                ----------------------------------------------------

The  undersigned  individuals  certifies  under  penalty of  perjury  (28 U.S.C.
Section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By:___________________________________                  Dated: December __, 1999
   Gerald C. Heetland, General Partner
   Title of Debtor Representative

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                INCOME STATEMENT

                         For the Month Ending:  11/30/99

Debtor Name: Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

                                                            Prior                                     Current
                                                            Month                                      Month

Payments Under Operating Leases                             1,505,125                                1,961,512
                                                 ------------------------------          -------------------------------------
Less:  Returns and Allowances
                                                 ------------------------------
                                                                                         -------------------------------------
Payments Under Operating Leases                             1,505,125                               1,961,512
                                                 ------------------------------
                                                                                         -------------------------------------
Cost of Sales: (1)
                                                 ------------------------------
                                                                                         -------------------------------------
  Beginning Inventory
                                                 ------------------------------
                                                                                         -------------------------------------
  Add:  Purchases
                                                 ------------------------------
                                                                                         -------------------------------------
  Less:  Ending Inventory
                                                 ------------------------------
                                                                                         -------------------------------------
Cost of Goods Sold
                                                 ------------------------------
                                                                                         -------------------------------------
Other Operating Expenses:                                     826,070(a)                              851,151
  Facilities and Maintenance Exp.
                                                 ------------------------------
                                                                                         -------------------------------------
  Officers Salaries                                             9,435                                  10,834
                                                 ------------------------------
                                                                                         -------------------------------------
  Direct Labor/Salaries                                         1,045                                     961
                                                 ------------------------------
                                                                                         -------------------------------------
  Benefits/Payroll Taxes                                          261                                     238
                                                 ------------------------------
                                                                                         -------------------------------------
  Supplies
                                                 ------------------------------
                                                                                         -------------------------------------
  Insurance
                                                 ------------------------------
                                                                                         -------------------------------------
  Rent                                                            839                                     964
                                                 ------------------------------
                                                                                         -------------------------------------
  Depreciation                                                135,105                                 209,092
                                                 ------------------------------
                                                                                         -------------------------------------
  General & Administrative                                     40,074                                  57,770
                                                 ------------------------------
                                                                                         -------------------------------------
Net Operating Profit (Loss)                                   492,296                                 830,502
                                                 ------------------------------          -------------------------------------



                                                             Prior                                       Current
                                                             Month                                      Month
Add:  Other Income(2)                                         31,355(a)                                36,000(a)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Less:  Other Expenses
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
  Interest Expense                                          (773,840)                                (890,402)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
  Other(3)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Total Other Expenses                                        (773,840)                                (890,402)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
  Gain (Loss) Sale of Assets
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Profit (Loss) Before Taxes                                  (250,189)                                 (23,900)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Income Taxes
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Net Profit (Loss)                                           (250,189)                                 (23,900)
                                                 ------------------------------          -------------------------------------

--------------------------------------------------------------------------------

1. If perpetual inventory records are not maintained, use of the prior period gross percentage is acceptable but must be disclosed.

2.       Identify the source if the amount is $500.00 or more.

3.       Provide details on "other" expenses over $500.00.

         (a) Accrued interest earned on Note receivable from Claridge Hotel and Casino Corporation.


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          BALANCE SHEET As of 11/30/99

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

ASSETS                                                                Prior Month                        Current Month
Current Assets
                 Cash                                                    123,837                           136,492
                                                          -------------------------------       ------------------------------------
                 Inventory
                                                          -------------------------------       ------------------------------------
                 Accounts Receivable                                   1,391,430                         1,644,135
                                                          -------------------------------       ------------------------------------
                 Notes Receivable
                                                          -------------------------------       ------------------------------------
                 Other (attach list)                                     608,421(a)                        599,531(a)
                                                          -------------------------------       ------------------------------------
Total Current Assets                                                   2,123,688                         2,380,158
                                                          -------------------------------       ------------------------------------

Fixed Assets
                                                          -------------------------------       ------------------------------------
                Property and Equipment                               197,336,532                       197,336,532
                                                          -------------------------------       ------------------------------------
                Accumulated Depreciation                            (180,851,131)                     (181,060,095)
                                                          -------------------------------       ------------------------------------
Total Fixed Assets                                                    16,485,401                        16,276,437
                                                          -------------------------------       ------------------------------------
                Other Assets (attach list)                            24,260,908(b)                     24,296,780(b)
                                                          -------------------------------       ------------------------------------
TOTAL ASSETS                                                          42,869,997                        42,953,375
                                                          -------------------------------       ------------------------------------

LIABILITIES
Post-petition Liabilities:

                Accounts Payable                                          79,781                            96,281
                                                          -------------------------------       ------------------------------------
                Notes Payable
                                                          -------------------------------       ------------------------------------
                Rents & Leases Payable
                                                          -------------------------------       ------------------------------------
                Taxes Payable
                                                          -------------------------------       ------------------------------------
                Accrued Interest
                                                          -------------------------------       ------------------------------------
                Other:
                                                          -------------------------------       ------------------------------------
Total Post-petition Liabilities:                                          79,781                            96,281
                                                          -------------------------------       ------------------------------------
Pre-petition Liabilities
                                                                                                ------------------------------------
             Unsecured Debt                                               68,342                            36,559
                                                          -------------------------------       ------------------------------------
             Notes Payable-Secured                                    86,898,027                        87,020,839
                                                          -------------------------------       ------------------------------------
             Other Debt (priority claims)
                                                          -------------------------------       ------------------------------------
                      Taxes                                                  250
                                                          -------------------------------       ------------------------------------
                      Wages
                                                          -------------------------------       ------------------------------------
                      Deposits
                                                          -------------------------------       ------------------------------------
             Other:
                                    -----------------     -------------------------------       ------------------------------------
Total Pre-petition Liabilities                                        86,966,619                        87,057,398
                                                          -------------------------------       ------------------------------------
TOTAL LIABILITIES                                                     87,046,400                        87,153,679
                                                          -------------------------------       ------------------------------------



OWNER EQUITY (DEFICIT)

                      Preferred Stock
                                                          -------------------------------       ------------------------------------
                      Common Stock
                                                          -------------------------------       ------------------------------------
                      Capital Surplus
                                                          -------------------------------       ------------------------------------
                      Retained Earnings
                                                          -------------------------------       ------------------------------------

PARTNERS' INVESTMENT (DEFICIT)                                     (44,176,403)                       44,200,304
                                                          -------------------------------

TOTAL OWNER EQUITY
  (NET WORTH)                                                      (44,176,403)                      (44,200,304)
                                                         ================================      =====================================

TOTAL LIABILITIES AND
  OWNER EQUITY                                                      42,869,997                        42,953,375
------------------------------------------------------   ================================      =====================================

NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market

4. Identify any changes in stock holdings of "insiders" during the reporting period.


(1)        Other Current Assets:

                                                                           Prior          Current
                                                                           Month           Month

           Accounts Receivable - Trustees to Bondholders            $    329,848      $   329,848
           Interest receivable - Partner Notes                            33,697           33,697
           Prepaid Expenses                                               50,011           50,011
           Other Facilities and Maintenance Assets                       194,865          185,975
                                                                   -------------         --------
                                                                    $    608,421      $   599,531
                                                                   =============         ========

(2)      Other Non-Current Assets:

           Deferred Rent from Claridge at Park Place                $ 16,177,500       16,177,500
           Note Receivable and Accrued Int-Claridge at Park Place      8,082,000        8,082,000
           Intangible Assets, Net of Amortization                          1,408            1,280
                                                                   -------------      -----------
                                                                    $ 24,260,908     $ 24,296,780
                                                                   =============      ===========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 11/30/99

Debtor Name: Atlantic City Boardwalk      Account Name:  Atlantic City Boardwalk
             Associates, L.P.                            Associates, L.P.
Case Number: 99-18903 JHW                 Debtor in Possession Account
                                          Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

      Date               Description (Source)                            Amount

    11/1/99              Beginning Cash Balance                     $ 123,787.79

    11/5/99              Payment from Claridge at Park Place           77,000.00

                                Total Cash Receipts                 $  77,000.00

--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)

   Date               Check No.         Payee                                 Description                           Amount


11/10/99                1002         Nevada Power Company                    Utilities                               85.21
11/10/99                1004         AT&T                                    Telephone                              259.17
11/10/99                1005         Federal Express                         Delivery                                44.82
11/10/99                1006         Sprint                                  Telephone                               15.35
11/10/99                1007         Sprint                                  Telephone                              272.50
11/10/99                1008         All-Pro Cleaning                        Cleaning                                50.00
11/10/99                1009         Masco Properties                        Rent                                   963.68
11/10/99                1010         Nevada Dept of Taxation                 Taxes                                    7.50
11/10/99                1011         Computing Resources                     Payroll Service                         57.95
11/10/99                1012         Sales and Use Tax                       Sales Tax                              250.50
11/10/99                1014         Diebold Credit Corp.                    Lease Payment                        2,057.20
11/10/99                1015         Genserve, Inc.                          Capital expenditure                  9,399.72
11/10/99                1016         Jersey Architectural Door               Capital expenditure                  1,229.60
11/10/99                1017         Mechanical Supply                       Capital expenditure                    734.20
11/11/99                1018         Anthony C. Atchley                      Genl Partner Fee                     5,416.67
11/10/99                1019         Gerald C. Heetland                      Genl Partner Fee                     5,416.67
11/11/99                1020         Nevada Power Company                    Utilities                               32.62
11/11/99                1021         All-Pro Cleaning                        Cleaning                                50.00
11/11/99                1022         Federal Express                         Delivery                               102.14
11/16/99                1023         AT&T                                    Telephone                               77.50
11/16/99                1024         Petty Cash                              Office Supplies                         90.00
11/16/99                1025         Clark County Assessor                   Property Taxes                          25.81
11/18/99                1026         U.S. Postmaster                         Postage                                275.00
11/24/99                1027         Genserve, Inc.                          Capital expenditure                  9,399.73
11/24/99                1028         Genserve, Inc.                          Capital expenditure                  9,399.73
11/24/99                1029         Diebold Credit Corporation              Lease payment                        2,057.20
11/24/99                1030         Diebold Credit Corporation              Lease payment                        2,057.20
11/24/99                1031         Masco Properties                        Office rent                            963.68
11/24/99                1032         Nevada Power Company                    Utilities                               27.34
11/24/99                1033         Sprint                                  Telephone                              172.87
11/30/99                1034         Anthony C. Atchley                      Genl Partner Fee                     5,416.67
11/30/99                1035         Gerald C. Heetland                      Genl Partner Fee                     5,416.67

Total Cash Disbursements                                                                                       $(61,824.90)
                                                                                                                ----------


Adjustments (explain)                                                $
11/5/99                      Wire Transfer Fee                           (15.00)
11/18/99                     Transfer to DIP Payroll Acct.            (1,016.90)
11/30/99                     Transfer to DIP Payroll Acct.            (1,496.51)
                                                                       ---------
                              Total Adjustments                       (2,528.41)
                                                                     -----------
Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                  $136,434.48
                                                                    ===========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 11/30/99

Debtor Name: Atlantic City Boardwalk      Account Name:  Atlantic City Boardwalk
               Associates, L.P.                              Associates, L.P.
Case Number: 99-18903 JHW                 Debtor in Possession Payroll Account
                                          Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

    Date               Description (Source)                             Amount

    11/1/99            Beginning Cash Balance                        $       0
   11/18/99            Transfer from DIP Account                      1,016.90
   11/30/99            Transfer from DIP Account                      1,496.51
                                                                      --------
                         Total Cash Receipts                          2,513.41
                                                                      --------

                        Total Cash Receipts                          $    0
                        -------------------

--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)

    Date               Check No.          Payee                      Description                 Amount

11/18/99                 N/A        Barbara Constantine               Payroll                    (790.39)
11/18/99                 N/A        Qwik Pay                          Payroll taxes and fees     (217.51)
11/30/99                 N/A        Barbara Constantine               Payroll                  (1,215.19)
11/30/00                 N/A        Qwik Pay                          Payroll taxes and fees     (281.32)

Total Cash Disbursements                                                                      $(2,504.41)
                                                                                               ----------

Adjustments (explain)                                                                         $      0
                                                                                               ----------


Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                            $     9.00
                                                                                              ==========

                                                                       Exhibit 6
--------------------------------------------------------------------------------
                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          STATEMENT OF AGED RECEIVABLES

                         For the Month Ending: 11/30/99

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Due                 Current                Past Due                Past Due               Past Due
                                (0-30 Days)          (31-60 Days)            (61-90 Days)              (91+Days)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Pre-petition


    1,183,198                                                                   905,218                 277,980
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Post-petition


      460,937                     252,705           208,232
------------------------- ---------------------- ----------------------- ---------------------- ---------------------

Totals


    1,644,135                     252,705           208,232                     905,218                 277,980
------------------------- ----------------------- ---------------------- ---------------------  ---------------------

Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

All accounts receivable are due from Claridge at Park Place, Inc. CPPI is bankruptcy debtor under Chapter 11. Some of the prepetition receivables are being held in escrow pursuant to an Order of the Bankruptcy Court in the CPPI bankruptcy case.
--------------------------------------------------------------------------------


2. Provide details on all receivables due from any affiliate of debtor in an attachment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
                                                           ---------------------
1.  Opening Balance (total from prior report)                 $  1,391,430
                                                           ---------------------
2.  New Accounts this Month                                        252,705
                                                           ---------------------
3.  Balance (add lines 1 and 2)                                  1,644,135
                                                           ---------------------
4.  Amount Collected on Prior Accounts                                   0
                                                           ---------------------
5.  Closing Balance (subtract line 4 from line 3)             $  1,644,135

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES

                         For the Month Ending:  11/30/99

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:   99-18903 JHW

-------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Account                                  Current             Past Due           Past Due            Past Due
Name:                 Description:       (0-30 Days)         (31-60 Days)       (61-90 Days)        (91+Days)

A/P                   Other                96,281

TOTALS                                     96,281
------------------- ------------------ ------------------- ------------------ ------------------- -------------------

You may combine all payables less than 30 days past due and show on one line.

Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.

ACCOUNTS PAYABLE RECONCILIATION:

1.       Opening Balance (total from prior report)                       79,781
2.       Total New Indebtedness Incurred This Month                      55,781
3.       Balance (add lines 1 and 2)                                    135,562
4.       Amount Paid on Prior Accounts Payable                          (39,281)
5.       Closing Balance (subtract line 4 from line 3)                   96,281

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

                         For the Month Ending:  11/30/99

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number: 99-18903 JHW

1.  What  efforts  have  been  made  toward  the   preparation   of  a  plan  of
reorganization?

          The Debtor is in the process of preparing a joint plan of reorganization with the Claridge at Park Place, Inc. and the Claridge Hotel and Casino Corporation and expects to file the joint plan by the end of January 2000.


2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre petition unsecured debt, except as have been authorized by the Court?

           [ ] Yes             [X]  No

Identify amount, who was paid and date paid: -----------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary.)

          Certain payments to the Debtor under Operating Leases with the Claridge at Park Place, Inc. are being held in escrow and are not available to the Debtor. However, the Debtor's maintenance and service obligations for the leased Property have been paid.

4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the business.

         None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.


N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6.       STATUS OF TAXES



                              Amount Withheld or                                                Post-Petition Taxes
                              Accrued                   Amount Paid         Date Paid           Past Due
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FEDERAL TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FICA                                                        139.23            11/18/99
                                                            209.61            11/30/99
Withholding                                                  50.00            11/18/99
                                                             50.00            11/30/99
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Unemployment
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------

----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
STATE TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Labor &
Industries                                                    7.50            11/10/99
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Employment Sec.                                               2.73            11/18/99
                                                              4.11            11/30/99
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Revenue
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
            B&O
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Sales                                            250.50            11/10/99
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Excise
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------

----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
OTHER TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
City Business
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
License
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Personal Property                                            25.81            11/16/99
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Real Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other (List)
----------------------------- ------------------------- ------------------- ------------------- ----------------------

Explain reason for any past due post-petition taxes:
--------------------------------------------------------------------------------

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7.  SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/ INSIDERS*

Payee Name                          Position                          Nature of Payment                Amount
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Anthony C. Atchley                  General Partner                   General Partner fee              5,416.67(a)
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Gerald C. Heetland                  General Partner                   General Partner fee              5,416.67(a)
----------------------------------- --------------------------------- -------------------------------- -----------------------------

*List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

(a) Amount represents November's General Partner fee. October's General Partner fee, as scheduled in October's Statement of Operations, Taxes, Insurance and Personnel," was also paid in November.

8.  SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
                                Appointment            Amount Paid           Date of Court          Aggregate        Estimated
                                Date                   This Month            Approval               Received         Balance Due
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Debtor's Counsel                10/29/99 nunc pro           $    0                                                         90,000
                                tunc to 10/5/99
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
Creditors'                                                  $
Committee Counsel
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Trustee Counsel                                             $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Accountant                      10/29/99 nunc pro           $    0                                                          6,000
                                tunc to 10/5/99
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Other:                                                      $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Identify fees accrued but not paid: Debtor's Counsel - $90,000; Accountant - $6,000


9. Explain any changes in insurance coverage which occurred during the reporting period.



10. PERSONNEL
---------------------------------------------- -------------------------------------------- ---------------------------------------
                                                                Full Time                                    Part Time
---------------------------------------------- -------------------------------------------- ----------------------------------------

Total number of employees at
beginning of period                                                                                             1
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number hired during the period                                                                                  0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number of terminated or resigned
during period                                                                                                   0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Total number of employees on payroll at                                                                         1
period end
--------------------------------------------- -------------------------------------------- -----------------------------------------

         Total payroll for the period $961